Filed Pursuant to Rule 497(e)

Registration No. 33-06790

THE GAMCO WESTWOOD FUNDS (the “Trust”)

GAMCO Westwood Mighty MitesSM Fund (the “Mighty MitesSM Fund”)

Supplement dated February 9, 2012, to the Trust’s ABCI Prospectus dated January 27, 2012

Effective immediately, the following replaces the first paragraph beginning on page 6 in the “Purchase and Sale of Fund Shares” section of the Trust’s ABCI Prospectus:

The minimum initial investment must be at least $10,000. Class B Shares of the Mighty Mites Fund are no longer available for new investments, except through exchanges from Class B Shares of certain other Gabelli/GAMCO funds or reinvestment of dividends and capital gains. There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

The following replaces the sixth sentence on page 55 in the “Purchase of Shares – Retirement Plans/Education Savings Plans” section of the Trust’s ABCI Prospectus:

For all Funds except the Mighty Mites Fund, the minimum initial investment in all such retirement and education savings plans is $250. The minimum initial investment for the Mighty Mites Fund is $10,000.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE